310020 v.1 [6N7_01!.WPD]
      Exhibit 10.1

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS OF ANY STATE (THE "ACTS") AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W-1                                               Date: September 23, 1999

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                CDBEAT.COM, INC.

      This certifies that, for value received, Atlantis Equities, Inc., a Delaware corporation, or its registered assignee ("Holder"), is entitled, subject to the terms set forth below, to purchase from CDBEAT.COM, INC. (the "Company"), a Delaware corporation (a) 7,819,092 shares (the "shares") of the Common Stock of the Company ("Common Stock"), representing 80% of the fully diluted Common Stock of the Company as constituted on the date hereof after giving effect to the exercise of this Warrant (the "Warrant Issue Date"), except for options to purchase 190,516 shares of Common Stock at $2.50 per share (the "Outstanding Options"), and (b) options (the "Options") exercisable for 762,064 shares of Common Stock at $2.50 per share and expiring December 31, 2000, representing 80% of the shares of Common Stock underlying the Outstanding Options, with the Notice of Exercise attached hereto duly exercised, and simultaneous payment therefor in lawful money of the United States, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

1.    Term of Warrant and Price of Warrant.

            This Warrant shall be exercisable, in whole or in part, during the period commencing on the date hereof and ending on September 29, 1999, provided, however, that if the Company receives a $50,000 loan from Holder or a source arranged by Holder on or before September 29, 1999 such exercise period shall be extended to October 30, 1999 and provided, further, that if the Company enters into an agreement for a merger or acquisition (the "Acquisition") on or prior to October 30, 1999, the period during which this Warrant may be exercised shall be extended to the earlier of the closing or termination of the Acquisition, and provided, further, that if the Company has not closed a merger or acquisition by October 30, 1999, the Warrant shall expire unless the Company receives, by November 1, 1999, an additional $50,000 loan from Holder or a source arranged by Holder.

2.    Exercise Price and Number of Shares.

2.1 Exercise Price. The exercise price at which this Warrant may be exercised shall be an aggregate of $1,000,000 (the "Exercise Price").

2.2 Number of Shares and Options. The number of shares of Common Stock which may be purchased pursuant to this Warrant shall equal 7,819,092, or 80% of the fully-diluted capital stock, except for the Outstanding Options, as adjusted from time to time pursuant to Section 11 hereof. The number of Options which shall be received upon exercise in full of this Warrant shall equal 762,064 and represent 80% of the total of the Outstanding Options which can be exercised at $2.50 each and shall expire on December 31, 2000 and shall otherwise be on the same terms as such Options.



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

                                      -18-
310020 v.1 [6N7_01!.WPD]
3.    Exercise of Warrant.

            (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time during the term of this Warrant, or from time to time, by the surrender of this Warrant and the Exercise Form.

            (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise, as provided above, and the person entitled to receive the shares of Common Stock and Options issuable upon such exercise shall be treated for all purposes as the holder of record of such shares and Options as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares and Options issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares and Options for which this Warrant may then be exercised.

            (c) If this Warrant is exercised in part this Warrant must be exercised for a number of whole shares of the Common Stock.

4. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

5. Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until and to the extent the Warrant shall have been exercised as provided herein.

6.    Transfer of Warrant.
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

6.1 Exchange of Warrant Upon a Transfer. Upon delivery by the transferee of a written agreement to be bound by the terms of this Warrant and surrender of this Warrant for exchange, properly endorsed and transferred in accordance with this
Section 6, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, of the number of shares issuable upon exercise hereof.

6.2   Restrictions on Transfer; Compliance with Securities Laws.

            (a) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock and Options to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment and agrees to comply with the transfer restrictions contained in this Section 6.2. The Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock or Options to be issued upon exercise hereof ("Securities"), except under circumstances that will not result in a violation of applicable federal and state securities laws. Prior to offering, selling or otherwise disposing of the Securities, the holder hereof or thereof will give the Company a written notice describing the manner and circumstances of the transfer accompanied by, if requested by the Company, a written opinion of legal counsel satisfactory to the Company to the effect, as amended, that the proposed transfer may be effected without registration under the Securities Act of 1933 or any state blue sky law. Any Securities transferred in violation of applicable federal and state securities laws shall be void and not recognized by the Company. Any transferee of this Warrant or Shares shall execute an agreement agreeing to be bound by the terms of this Section 6.

            (b) All shares of Common Stock or Options issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

            "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

7.    Registration Rights.

7.1   Certain Definitions.

            As used in this Section 7, the following terms shall have the following respective meanings:


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


"Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Form S-1" shall mean Form S- I issued by the Commission or any substantially similar form then in effect.

"Form S-2" shall mean Form S-2 issued by the Commission or any substantially similar form then in effect.

"Form S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

"Holder" shall mean the record owner or owners of Registrable Securities.

"Material Adverse Event" shall mean an occurrence having a consequence that either (a) is materially adverse as to the business, properties, prospects or financial condition of the Company taken as a whole or (b) is reasonably foreseeable, has a reasonable likelihood of occurring and, if it were to occur, would materially adversely affect the business, properties, prospects or financial condition of the Company taken as a whole.

The terms "Register" "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

"Registrable Securities" shall mean all Common Stock not previously sold to the public and issued to the Holder pursuant to the exercise of this Warrant, or Common Stock issued or Options with respect to such shares pursuant to stock splits, stock dividends and similar distributions with respect to such shares, provided, however, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities at such time, and for so long as, such shares are eligible for sale pursuant to Rule 144(k) under the Securities Act.

"Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 7(b) of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but shall not include Selling Expenses.

"Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

7.2   Piggyback Registration.


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


7.2.1 Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, in the event the Company decides to Register any of its Common Stock for cash (either for its own account or the account of a security holder), other than pursuant to (i) a Registration Statement which exclusively relates to the Registration of securities under an employee stock option, purchase, bonus or other benefit plan, or (ii) a Registration relating solely to a transaction under Rule 145 promulgated by the Commission, then at any time following an Initial Public Offering and for so long as the Holder holds Registrable Securities, the Company will: (1) promptly give the Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (2) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by the Holder within 10 days after delivery of such written notice from the Company.

7.2.2 Underwriting in Piggyback Registration. If the Registration of which the Company gives notice is a Registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Subsection 7.2.1. In such event the right of the Holder to Registration shall be conditioned upon such underwriting and the inclusion of a Holder's Registrable Securities in such underwriting to the extent provided in this Section 7.2. The Holder shall, together with the Company, enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holder shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section.

7.2.3 Marketing, Limitation in Piggyback Registration. In the event the Underwriter's Representative advises the Company and the Holder engaged in a Registration under Subsection 7.2.1 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in clause (iii) below) may exclude some or all of the Registrable Securities from such Registration and underwriting.

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


7.2.4 Allocation of Shares in Piggyback Registration. In the event that the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Subsection 7.2.1, the Holder shall be entitled to include a portion of the Registrable Securities requested to be included in such Registration pro rata (based on the number of shares requested to be included) with all other persons currently holding similar written piggyback registration rights requesting Registration. Unless all Registrable Securities and such other piggybacking shares requested to be included in such Registration are so included, no other securities may be included in the Registration Statement in addition to those securities being sold on behalf of the Company.

7.2.5             Withdrawal   in   Piggyback   Registration.   If  the   Holder
                  disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.


7.3               Demand Registration.

                  Subject to Section 7.5.3 below, if, the Company shall receive a written request (specifying that it is being made pursuant to this Section 7(c)) from persons holding more than fifty percent (50%) of the Registrable Securities that the Company file a registration statement or similar document under the Securities Act, then the Company shall promptly notify in writing all other Holders holding Registrable Securities of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be so registered within 20 days after written notice from the Company of the proposed registration to be registered under the Securities Act. Notwithstanding the foregoing, if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in good faith judgment of the Company's Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed four (4) months; provided, however, that the Company shall not obtain such a deferral more than once in any 12-month period.

                  The   Company   shall  be   obligated   to  effect   only  two
                  registrations pursuant to this Section 7.3.

7.4               Form S-3 Registration Rights.


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


                  In the event the Company is eligible to register securities on Form S-3 and receives from Holders holding more than 50 percent (50%) of the Registrable Securities a written request that the Company effect a registration statement on Form S-3 for an offering of Registrable Securities covering the registration of not less than 50 percent (50%) of the Registrable Securities held by all holders of Registrable Securities, the expected aggregate price to the public of which exceeds $1,000,000, net of any underwriting discounts and commissions, then the Company will promptly give written notice of the proposed Form S-3 registration to all Holders of Registrable Securities and will, as soon as practicable, use its best efforts to effect registration of the Registrable Securities on Form S-3, together with all or such portion of the Registrable Securities of any holder joining in such request as are specified in a written request delivered to the Company within 20 days after written notice from the Company of the proposed registration.

                  These rights are in addition to, and not in lieu of, the rights granted under Sections 7.2 and 7.3 hereof.

7.5               Obligations of the Company and Holders.

7.5.1             Obligations  of the Company.  Whenever  required under Section
                  7.3 or Section 7.4 to use its best efforts to the effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

7.5.1.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective until the contemplated distribution is over.

7.5.1.2 Prepare and file with the Commission, in a timely manner, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

7.5.1.3 Furnish to the Holders and deliver as directed such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.


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7.5.1.4           Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholder pro rata, to the extent required by such jurisdiction.

7.5.2 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to
                  Section 7.3 or Section 7.4 that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

7.5.3 Underwriting Requirements. In connection with any offering involving an underwriting of shares pursuant to Sections 7.2,
                  7.3 or 7.4 hereof the Company shall not be required to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the managing underwriter or underwriters of such public offering advise the Company that, in their opinion, the amount of the Registrable Securities to be included in any such offering pursuant to the request of the Holders would adversely affect the success of such offering, the Company will include in such offering on behalf of such Holders, the amount of Registrable Securities equal to the total amount which, in the opinion of such managing underwriter or underwriters, can be sold without such adverse effect, and such Registrable Securities shall be allocated on a pro-rata basis among the Holders of the Registrable Securities requested to be included in such offering.

7.5.4 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of
                  Section 7.3 or Section 7.4.

7.5.5 Expenses of Registration. All Registration Expenses incurred in connection with all Registrations pursuant to Sections 7.2,
                  7.3 and 7.4 shall be borne by the Company, except the Holder shall bear the underwriting discounts or commissions relating to Registrable Securities sold by such Holder.

7.5.6 Registration Procedures. The Company will keep the Holder advised as to the initiation and completion of such Registration. At its expense the Company will use its best efforts to keep such Registration effective (a) until the registering Holder has completed the distribution described in the Registration Statement relating thereto or (b) until the Holder can register their Registrable Securities under Rule 144(k) of the Securities Act, whichever first occurs.
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7.6               Indemnification.

7.6.1 Company's Indemnification of the Holder. The Company will indemnify the Holder, and each of its directors, officers, stockholders, partners or other beneficial owners, and each person controlling the Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Warrant, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities, including reasonable legal fees and expenses (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based
                  on any omission (or alleged omission)  to state   therein  a
                  material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse the Holder, each of its directors, officers, stockholders, partners or other beneficial owners, each such underwriter and each person who controls the Holder or underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Subsection 7.6 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by the Holder, underwriter or controlling person and stated to be for use in connection with the offering of securities of the Company.


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


7.6.2 The Holder's Indemnification of Company. The Holder will, if Registrable Securities held by the Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Warrant, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, and each person who controls the Company or such underwriter within the meaning of the Securities Act against all claims, losses, damages and liabilities, including legal fees and expenses (or actions in respect thereof), arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable to the Holder and relating to action or inaction required of the Holder in connection with any such Registration, qualification or compliance; and will reimburse the Company, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use in connection with the offering of securities of the Company; provided, however, that the Holders' liability under this Section 7(f)(2) shall not exceed the Holder's proceeds from the offering of securities made in connection with such Registration.

7.6.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 7.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim;
                  provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 7.6, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 7.6, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 7.6.

7.6.4 Subsequent Transferees. The provisions of this Section 7.6 applicable to the Holder shall apply with equal force and effect to each subsequent transferee to whom any of the Registrable Securities are transferred with the consent of the Company.

7.7               Current Public Information.

                  At all times after the Company has filed a Registration Statement pursuant to the Securities Act, the Company will file all reports required under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and will take such further action as may be reasonably required to enable any Holder of "restricted securities" (as defined in Rule 144 adopted by the Commission under the Securities Act) to sell such securities pursuant to Rule 144, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

8. Reservation of Stock. The Company covenants that during the term that this Warrant is exercisable, the Company will not issue or sell any Common Stock or any options, warrants or other securities exercisable or exchangeable for, or convertible into, Common Stock and will all of its current remaining authorized and unissued Common Stock for purposes of this Agreement. The Company also covenants and agrees that it shall use its best efforts to cause a sufficient number of shares to be available to provide for the issuance of Common Stock upon the exercise of this Warrant and the Options and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Warrant and the Options. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and the Options, upon exercise of the rights represented by this Warrant and the Options and payment of the Exercise Price of this Warrant and the Options, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein), and will be validly issued, fully paid and nonassessable.

9. Notices. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

10.   Amendments.

            (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon the Holder, each future Holder and the Company.

            (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

312396 v.3 [6P1_03!.WPD]
11. Adjustments. The number of shares purchasable hereunder is subject to adjustment so that at all times up to the termination of the exercise period it shall equal 80% of all shares of the Company's capital stock outstanding or which could become outstanding upon the exercise, conversion or exchange of any commitment or security directly or indirectly exercisable or exchangeable for or convertible into capital stock of the Company (including this Warrant) except for the Outstanding Options. In addition, the number of shares of Common Stock underlying the Options shall be adjusted so that at all times during the exercise period such shares shall represent 80% of the number of shares of Common Stock issuable upon the exercise of such Options and the Outstanding Options. Upon any such adjustment, the Exercise Price shall be adjusted so that the aggregate exercise price of $1,000,000 is allocated over the total number of shares then purchasable.

11.1 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

            12. Notice of Acquisition. The Company shall give Holder at least five business days prior written notice of the closing of the Acquisition and of its execution of an agreement as to an Acquisition.

            13.  Entire  Understanding.   This  letter  sets  forth  the  entire
understanding of the parties relating to the subject matter hereof, and supersedes and cancels the prior Warrant issued on September 22, 1999.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  September 23, 1999

                                          CDBEAT.COM, INC.

                                          By: /s/ Joel Arberman
                                          Name: Joel Arberman
                                          Title: President and CEO


                                          ATLANTIS EQUITIES, INC.

                                          By: /s/ Nancy Ellin
                                          Name: Nancy Ellin
                                          Title: President